UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): January 27, 2020
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Accenture plc (“Accenture”) has received notice of an unsolicited “mini-tender” offer by TRC Capital Investment Corporation (“TRC Capital”) to purchase up to 750,000 Class A ordinary shares of Accenture at an offer price of $199.38 per share in cash, which is approximately 4.41 percent lower than the $208.57 per share closing price for Accenture’s Class A ordinary shares on January 24, 2020, the last trading day before the commencement of TRC Capital’s mini-tender offer. The Class A ordinary shares subject to TRC Capital’s offer represent approximately 0.12 percent of the shares of the Company’s outstanding common stock as of the date of the offer.

Accenture does not endorse TRC Capital’s unsolicited mini-tender offer and is not associated in any way with TRC Capital, its mini-tender offer, or its mini-tender offer documents.

On January 29, 2020, Accenture issued the news release attached to this Report as Exhibit 99, informing its shareholders that Accenture does not endorse TRC Capital’s unsolicited mini-tender offer and recommending that shareholders not tender their shares to TRC Capital. Shareholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with TRC Capital’s offering documents. TRC Capital’s offer is currently scheduled to expire at 12:01 a.m., New York City time, on Wednesday, February 26, 2020, unless the offer is otherwise extended by TRC Capital in its discretion or terminated earlier.

Additional information concerning mini-tender offers is included, or referred to, in the attached news release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99	News Release of Accenture, dated January 29, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 29, 2020	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary